Exhibit 32.1

CERTIFICATION PURUSANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PhytoMedical Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2009, as filed with the Securities and Exchange Commission on November 5, 2009 (the “Report”), I, Greg Wujek, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 5, 2009                                          /s/ Greg Wujek

                                                                                        Greg Wujek

                                                                                        President and Chief Executive Officer